                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust, dated March
26,  2004  (filed  as  Exhibit  a to  Post-Effective  Amendment  No.  43 to  the
Registration  Statement  of the  Registrant  on  September  28,  2004,  File No.
2-91229, and incorporated herein by reference).

EX-99.a2    Amendment   No.  1  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust, dated June 30, 2005 (filed as Exhibit a2 to Post-Effective
Amendment  No. 46 to the  Registration  Statement of the  Registrant on July 28,
2005, File No. 2-91229, and incorporated herein by reference).

EX-99.a3    Amendment   No.  2  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust (to be filed by amendment).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  44 to the  Registration  Statement  of the
Registrant  on May 13,  2005,  File No.  2-91229,  and  incorporated  herein  by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Declaration of Trust,  appearing as Exhibit a1 herein and Article II, Article VII, Article VIII, and Article IX of Registrant's
Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d1    Amended and Restated  Management  Agreement  with  American  Century
Investment  Management,  Inc.,  dated  July 29,  2005  (filed  as  Exhibit  d to
Post-Effective  Amendment No. 46 to the Registration Statement of the Registrant
on July 28, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.d2    Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc. (to be filed by amendment).

EX-99.d3    Investment  Subadvisory Agreement with Mason Street Advisors LLC (to be filed by amendment).

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  September  29,  2005 (filed as Exhibit e to
Post-Effective  Amendment  No.  41 to the  Registration  Statement  of  American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds, Inc., File No. 2-14213,  on February
28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration  Statement of American Century  Government  Income Trust,  File No.
2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the  Registration  Statement of American  Century  Variable  Portfolios II,
Inc.,  File No.  333-46922,  on  January  9, 2001,  and  incorporated  herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments  and the JPMorgan  Chase Bank,  dated May 1, 2004 (filed as
Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement of
American  Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5    Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust,  File No. 2-99222,  on July 31, 1997, and  incorporated  herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated June 29,  1998  (filed as Exhibit  b9b to
Post-Effective  Amendment  No.  23 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  File No.  33-19589,  on June 29, 1998, and
incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century California  Tax-Free and Municipal Funds, File No. 2-82734,  on December
29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust,  File No.  2-99222,  on July 31,  2001,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust,  File  No.  33-65170,  on  November  30,  2001,  and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century Investment Trust, File No. 33-65170,  on June 28, 2002, and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement of the Registrant,
File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc.,  File No.  333-46922,  on December 23, 2002, and
incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10   Amendment  No. 9 to the  Transfer  Agency  Agreement  with  American
Century Services,  LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and incorporated  herein by reference).

EX-99.h11   Amendment  No. 10 to the Transfer  Agency  Agreement  with  American
Century  Services,  LLC,  dated  September  29,  2005  (filed as Exhibit  h11 to
Post-Effective  Amendment  No.  41 to the  Registration  Statement  of  American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.h12   Amendment  No. 11 to the Transfer  Agency  Agreement  with  American
Century Services, LLC (to be filed by amendment).

EX-99.h13   Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration  Statement of American Century Target Maturities Trust, File
No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h14   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h15   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement  of American  Century  Asset  Allocation  Portfolios,  Inc.,  File No.
333-116351, on September 1, 2004, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2    Power of  Attorney,  dated  December 2, 2005 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  29 to the  Registration  Statement  of  American
Century  Investment  Trust  on  December  14,  2005,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated December 2, 2005 (filed as Exhibit j3 to  Post-Effective  Amendment No. 29 to the  Registration  Statement of American
Century  Investment  Trust  on  December  14,  2005,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m1    Master  Distribution  and  Individual  Shareholder  Services Plan (C
Class),  dated  September  16,  2000  (filed  as  Exhibit  m3 to  Post-Effective
Amendment  No. 35 to the  Registration  Statement  of  American  Century  Target
Maturities Trust, File No. 2-94608,  on April 17, 2001, and incorporated  herein by reference).

EX-99.m2    Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated August 1, 2001 (filed as Exhibit m5 to  Post-Effective  Amendment No. 44 to the  Registration  Statement of American
Century  Government  Income  Trust,  File No.  2-99222,  on July 31,  2001,  and
incorporated herein by reference).

EX-99.m3    Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to  Post-Effective  Amendment No. 16 to the  Registration  Statement of American
Century  Investment  Trust,  File  No.  33-65170,  on  November  30,  2001,  and
incorporated herein by reference).

EX-99.m4    Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century Investment Trust, File No. 33-65170,  on June 28, 2002, and incorporated herein by reference).

EX-99.m5    Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m5 to  Post-Effective  Amendment  No. 35 to the  Registration  Statement  of the
Registrant,  File No. 2-91229, on September 30, 2002, and incorporated herein by reference).

EX-99.m6    Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to  Post-Effective  Amendment  No.  42 to  the  Registration  Statement  of  the
Registrant,  File No. 2-91229,  on February 26, 2004, and incorporated herein by reference).

EX-99.m7    Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative Equity Funds, Inc., File No. 33-19589,  on April 29, 2004,
and incorporated herein by reference).

EX-99.m8    Amendment  No.  7  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589,  and
incorporated herein by reference).

EX-99.m9    Amendment  No.  8  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated September 29, 2005 (filed as Exhibit
m17 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.m10   Amendment  No.  9  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class) (to be filed by amendment).

EX-99.m11   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734,  on October 1, 2002, and incorporated  herein by reference).

EX-99.m12   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services  Plan (A Class),  dated as of February  27, 2004 (filed as
Exhibit m18 to Post-Effective Amendment No. 104 to the Registration Statement of
American Century Mutual Funds, Inc., File No. 2-14213, on February 26, 2004, and
incorporated herein by reference).

EX-99.m13   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century  Investment  Trust on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m14   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated November 17, 2004 (filed as Exhibit
m23  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century  Investment  Trust on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m15   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated May 1, 2005 (filed as Exhibit m13 to
Post-Effective  Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m16   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class), dated September 29, 2005 (filed as Exhibit
m25 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m17   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (A Class) (to be filed by amendment).

EX-99.m18   Master  Distribution  and  Individual  Shareholder  Services Plan (B
Class), dated September 3, 2002 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement of American Century California Tax-Free and
Municipal Funds, File No. 2-82734,  on October 1, 2002, and incorporated  herein by reference).

EX-99.m19   Amendment No. 1 the Master  Distribution and Individual  Shareholder
Services Plan (B Class),  dated as of February 27, 2004 (filed as Exhibit m20 to
Post-Effective  Amendment  No. 104 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.,  File No.  2-14213,  on February  26,  2004,  and
incorporated herein by reference).

EX-99.m20   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration  Statement of American Century
Investment Trust on November 29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.m21   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated November 17, 2004 (filed as Exhibit
m27  to  Post-Effective  Amendment  No.  106 to the  Registration  Statement  of
American Century  Investment  Trust on November 29, 2004, File No. 2-14213,  and
incorporated herein by reference).

EX-99.m22   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated May 1, 2005 (filed as Exhibit m18 to
Post-Effective  Amendment No. 44 to the Registration Statement of the Registrant
on May 13, 2005, File No. 2-91229, and incorporated herein by reference).

EX-99.m23   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class), dated September 29, 2005 (filed as Exhibit
m31 to Post-Effective Amendment No. 38 to the Registration Statement of American
Century World Mutual Funds,  Inc. on November 30, 2005, File No.  33-39242,  and
incorporated herein by reference).

EX-99.m24   Amendment  No.  6  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class) (to be filed by amendment).

EX-99.m25   Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997, (filed as Exhibit m18 to  Post-Effective  Amendment No. 32 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m26   Amendment  to Master  Distribution  and  Shareholder  Services  Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m27   Amendment No. 1 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated  August 1, 2001 (filed as Exhibit m3 to  Post-Effective
Amendment No. 44 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 2001,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.m28   Amendment No. 2 to Master Distribution and Shareholder Services Plan
(Advisor Class),  dated December 3, 2001 (filed as Exhibit m4 to  Post-Effective
Amendment  No.  16  to  the  Registration  Statement  of  the  American  Century
Investment  Trust on November  30, 2001,  File No.  33-65170,  and  incorporated herein by reference).

EX-99.m29   Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated July 1, 2002  (filed as  Exhibit  m5 to  Post-Effective
Amendment  No. 38 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2005, File No. 2-94608,  and incorporated herein by reference).

EX-99.m30   Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated May 1,  2004  (filed as  Exhibit  m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m31   Amendment No. 5 to Master Distribution and Shareholder Services Plan
(Advisor  Class),  dated July 29,  2005  (filed as Exhibit m7 to  Post-Effective
Amendment No. 51 to the Registration  Statement of American  Century  Government
Income Trust on July 28, 2005,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.m32   Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated September 29, 2005 (filed  electronically as Exhibit
m8 to Post-Effective  Amendment No. 41 to the Registration Statement of American
Century  Quantitative  Equity  Funds,  Inc.  on  September  29,  2005,  File No.
33-19589, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed  as  Exhibit n to  Post-Effective  Amendment  No. 35 to the  Registration
Statement of American Century California  Tax-Free and Municipal Funds, File No.
2-82734, on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of the Registrant,  File No. 2-91229, on December
23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement of American  Century  Strategic Asset  Allocations,
Inc.,  File No.  33-79482,  on  August  28,  2003,  and  incorporated  herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated as of February 27, 2004 (filed as Exhibit n4 to  Post-Effective  Amendment
No. 104 to the Registration  Statement of American  Century Mutual Funds,  Inc.,
File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement  of American  Century  Investment  Trust,  File No.
33-65170, on August 1, 2004, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective  Amendment
No.  20 to the  Registration  Statement  of  American  Century  Strategic  Asset
Allocations,  Inc. on September 29, 2004, File No.  33-79482,  and  incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc.  on  March  30,  2005,  File  No.  33-79482,  and  incorporated  herein  by reference).

EX-99.n10   Amendment  No. 9 to the Amended and  Restated  Multiple  Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration  Statement of American  Century Mutual Funds,  Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11   Amendment  No. 10 to the Amended and Restated  Multiple  Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to  Post-Effective  Amendment No.
41 to the Registration  Statement of American Century Quantitative Equity Funds,
Inc. on September  29,  2005,  File No.  33-19589,  and  incorporated  herein by reference).

EX-99.n12   Amendment No. 11 to the Amended and Restated Multiple Class Plan (to
be filed by amendment).

EX-99.p1    American Century  Investments Code of Ethics (filed as Exhibit p1 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.p2    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).

EX-99.p3    Mason  Street  Advisors,   LLC  Code  of  Ethics  (to  be  filed  by
amendment).